Stockholders’ Meeting Corporate Presentation May 27, 2014 Exhibit 99.1

Safe Harbor Statement

Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding
Diodes Incorporated’s 2Q 2014 business outlook as of May 8, 2014, which includes the following: expect revenue to increase to a range of $216 million and
$229 million, or up 2.9 to 9.1 percent sequentially; expect gross margin to be 30.5 percent, plus or minus 2 percent; operating expenses are expected to be approximately 21.8 percent of revenue, plus or minus 1 percent; expect income tax rate to range between 19 and 25 percent, and shares used to calculate
EPS for the second quarter are anticipated to be approximately 48.2 million; and other statements identified by words such as “estimates,” “expects,”
“projects,” “plans,” “will” and similar expressions.
Potential risks and uncertainties include, but are not limited to, such factors as: the possibility that the transaction may not be consummated, including as a result of any of the conditions precedent; the risk that BCD’s business will not be integrated successfully into the Company’s; the risk that the expected benefits of the acquisition may not be realized, including the realization of the accretive effect of the acquisition; the risk that BCD’s standards, procedures and controls will not be brought into conformance within the Company’s operation; difficulties coordinating the Company’s and BCD’s new product and process development, hiring additional management and other critical personnel, and increasing the scope, geographic diversity and complexity of the
Company’s operations; difficulties in consolidating facilities and transferring processes and know-how; difficulties in reducing the costs of BCD’s business;
the diversion of our management’s attention from the management of our business; Diodes’ business and growth strategy; the introduction and market reception to new product announcements; fluctuations in product demand and supply; prospects for the global economy; continued introduction of new products; Diodes’ ability to maintain customer and vendor relationships; technological advancements; impact of competitive products and pricing; growth in targeted markets; successful integration of acquired companies and/or assets; Diodes’ ability to successfully make additional acquisitions; risks of domestic and foreign operations, including excessive operation costs, labor shortages, higher tax rates and joint venture prospects; unfavorable currency exchange rates; availability of tax credits; Diodes’ ability to maintain its current growth strategy or continue to maintain its current performance and loadings in manufacturing facilities; our future guidance may be incorrect; the global economic weakness may be more severe or last longer than Diodes currently anticipate; and other information, including the “Risk Factors,” detailed from time to time in filings with the United States Securities and Exchange
Commission.
This presentation also contains non-GAAP measures. See the Company’s press releases on May 8, 2014 titled, “Diodes Incorporated Reports First Quarter
2014 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income (loss) to non-GAAP net income (loss).

A leading global manufacturer and
supplier of high-quality application
specific, standard products within
the broad discrete, logic and analog
markets, serving the computing,
consumer, industrial,
communications and automotive
segments.
About Diodes Incorporated

Business Objective
To consistently achieve
above-market profitable growth,
utilizing our innovative and
cost-effective packaging technology,
suited for high volume, high growth
markets by leveraging process expertise
and design excellence to deliver high
quality semiconductor products.

2013 Total Semiconductor Market ($306 bn)
Significant Market Opportunity

$134 bn
$28 bn
$67 bn
$40 bn
$18 bn
Diodes’ SAM:
$9 - $11 bn
Diodes’ SAM:
$14 - $16 bn
Opto
$18 bn
Std Logic
Analog
Discrete
Micro/Special
Memory
Diodes’ SAM:
$2 - $4 bn

Packaging Capacity & Capability
Application Space
Power Density
Customer Base
Miniaturization
End Equipment Content
Product Performance
Product Breadth
Product Portfolio

Diodes Growth Strategy

Many Paths for Growth:
Product Portfolio
Product arena
Product line expansion
Performance enhancement
Application Space
Targeted end equipment
Broad customer base
Increased product coverage
Packaging Breadth
Broad packaging portfolio
Increased power density
Small form factor

2006
2010
Product Portfolio Progression

Discrete
Diodes
MOSFETs
Rectifiers
Transistors
Protection Devices
Analog
Power Management
Power Switches
Standard Linear
Sensors
LED Drivers
Logic
Low Voltage CMOS
High Speed CMOS
Advanced Ultra-Low
Power CMOS

Efficiency, Functionality and Control for Smartphones

LCD Backlighting
LED Drivers
Boost Converters
Schottky Diodes
LCD / OLED Display Bias
LCD Bias ICs
OLED Bias ICs
Schottky Diodes
LED Flash Module
Camera Flash Drivers
ZXMN series MOSFETs
Keypad Backlighting
LED Drivers
Boost Converters
Schottky Diodes
System Voltage Conversion
Low Dropout Regulators
DC-DC Converters
Schottky Diodes
Low-Saturation Bipolar Transistors
GPS Antenna Detection
Current Monitors
Flip / Slide / Holstor Detectio
Hall Effect Sensors
Hall Effect Drivers
Battery Power Management
USB Power Switches
Current Monitors
Charger ICs
Low-Saturation Bipolar Transistors
ZXMP series MOSFETs
RF Power Amplifier
Low Dropout Regulators
Audio Amplifier
Class D Amplifier

Packaging Focus: Miniaturization and Power Efficiency
SOT143/SC82
SOT23F
SOT23/523
SC59
SOD-323F
SOD123/323
SOT666
SOT953/963
SOT26/363
SOT25/353
TSOT23-3/5/6
TO252
TO220/263/
ITO220S
SOT223
SIP-3/4
PM-III
QSOP16/20L
MSOP8/10
SOIC-8/10
TSSOP8
TSSOP14/16
SOIC14/16
PD-5
PD-123/323
Power DI 5060
Power DI 3030
Non-expose Pad
Power DI 3333
QFN 3~16 pin
0.4mm DFN
DFN1006-2
DFN0603-2
DFN0806-3
WL-CSP
DFN1114-3
Pyramid Stack
DFN5060-4
Bridge
Power DI 4040
Copper + Clip
SOLAR
PowerDI-5SP
E-CSP
Flip chip/Wafer Mold
QFN 32 pin
DFN4030C-12
DFN0808-4
0.35mm Thickness
SLP3010N9

Packaging Focus: Miniaturization and Power Efficiency
Power Efficiency
Miniaturization
DFN 0603-2 Possibly
the smallest Discrete
semiconductor package.
Compared to a TO252, the
PowerDI
®
5 package delivers
twice the power density from
a 55% smaller footprint.
PowerDI
®
5
TO252

70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
18.2%
8.1%
35.60%
18.1%
15.6%
-3.3%
59.9%
13.5%
16.9%
-0.5%
8.0%
-1.3%
4.0%
-12.2%
41.1%
34.4%
3.6%
-6.2%
-0.20%
-7.1%
30.5%
6.8%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

DIODES

DIODES INCORPORATED

Annual Revenue Growth Rates Outperforming the Industry Page 11 2003 to 2013 Growth Diodes Inc.: 19.7% SAM Industry: 3.81% Industry (Discrete + Analog + Logic) *Acquisition Years

900
800
700
600
500
400
300
200
100
0
2003 – 2013 (CAGR: 19.7%)
137
186
215
343
401
433
434
613
635
634
826.8
+41%
+3.6%
-0.2%
+30.5%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

DIODES INCORPORATED

Revenue Growth ( In millions ) ( * The year with acquisition ) * * * * Page 12

Revenue Profile – 1Q2014
By Channel
By Region
By End Market

10%
80%
10%
Asia Pacific
Europe
North America
68%
32%
Distribution
OEM / EMS
20%
20%
22%
34%
4%
Industrial
Consumer
Communications
Automotive
Computing

First Quarter 2014 Financial Performance

In millions, except per share
1Q13 4Q13 1Q14 Q/Q Y/Y
Revenue $177.0 $211.0 $210.0 -$1.0 $33.0
Revenue Growth -0.5% 18.6%
Gross Margin % (GAAP) 26.1% 28.8% 29.3% 50bp 320bp
Gross Profit (GAAP) $46.2 $60.8 $61.6 $0.8 $15.4
Net Income (GAAP) -$1.9 $6.2 $10.2 $4.0 $12.1
Net Income (non-GAAP) $7.5 $11.3 $12.4 $1.1 $4.9
EPS (non-GAAP) $0.16 $0.24 $0.26 $0.02 $0.10
Cash Flow from Operations $31.3 $32.1 $46.1 $14.0 $14.8
EBITDA (non-GAAP) $23.1 $28.9 $32.8 $3.9 $9.7

Balance Sheet

Dec 31, 2013
Cash $157 $197 $212
Short-term Investments $23 $21
Inventory $153 $180 $177
Current Assets $491 $650 $643
Total Assets $920 $1162 $1141
Long-term Debt $ 44 $ 183 $ 165
Total Liabilities $200 $419 $386
Total Equity $720 $744 $755
Mar 31, 2014
In millions
Dec 31, 2012

DIODES
INCORPORATED

SmartMoney
THE WALL STREET JOURNAL

20TH
ANNIVERSARY
ISSUE

Thank you
Company Contact:
Diodes Incorporated
Laura Mehrl
Director of Investor Relations
P: 972-987-3959
E: laura_mehrl@diodes.com
Investor Relations Contact:
Shelton Group
Leanne K. Sievers
EVP, Investor Relations
P: 949-224-3874
E: lsievers@diodes.com
www.diodes.com
Diodes was named one of
the 10 Best Stocks of the
Past 20 Years – March 2012